UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Item 1. Report to Shareholders

Global Infrastructure Fund	October 31, 2011

The views and opinions in this report were current as of October 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

After solid performance in the first half of our fiscal year, global stock markets fell sharply in the closing six months as investors turned increasingly risk averse. Europe’s sovereign debt problems, a sluggish U.S. economy, and decelerating growth in key emerging markets weighed heavily on investor confidence. Developed markets generally outpaced emerging markets, although European shares plummeted as the Continent’s debt crisis worsened. Global infrastructure and utilities stocks were not immune to the widespread negative investor sentiment, although they modestly outpaced the broader markets.

The Global Infrastructure Fund returned -10.97% and -2.83% for the 6- and 12-month periods ended October 31, 2011, respectively, as solid performance in the first half of the fiscal year failed to overcome pronounced weakness in the closing six months. (Results for the fund’s Advisor Class shares were slightly lower, reflecting their higher expense ratio.) Our gas pipeline infrastructure, storage, and processing companies boosted the fund’s absolute performance over the second half of the year, but it was not enough to offset slumping performance in other sectors. The multi-utilities, transportation infrastructure, and construction and engineering industries were among our weakest contributors during the latter half of the period, as were smaller positions in energy equipment and services and electrical equipment. The fund trailed the UBS World Infrastructure & Utilities Index for the 6- and 12-month periods. August and September accounted for the lion’s share of the overall performance gap, although we made up some ground in October. A significant underweight position in regulated utilities, which performed extremely well in a risk-averse environment, detracted from the fund’s relative performance. Our heavier exposure to emerging markets also weighed on relative returns.

MARKET ENVIRONMENT

After a strong start in the opening months of our fiscal year, global stock markets began to falter in the spring amid political and social turmoil in the Middle East and North Africa and a devastating earthquake and tsunami in Japan. Investor confidence continued to wilt over the summer months as the European debt crisis, political brinksmanship over the U.S. debt ceiling, and signs of slower growth in developed and emerging economies shook markets further.

Among developed markets, U.S. economic growth slowed to a crawl early in 2011, partly in response to higher oil prices and supply disruptions from the Japanese earthquake and tsunami. Although U.S. stocks declined over the closing six months of this volatile environment, they outpaced most other developed and emerging markets. U.S. equities benefited from a broad-based flight to safety, particularly as data suggested that the economy was continuing to expand, albeit at a meager pace. European shares came under intense selling pressure as eurozone policymakers failed to contain the ongoing sovereign debt crisis and several economies appeared to lapse back into recession. Japan also fell but led most of the world’s other developed markets for the six-month period as its economy and markets started the long, slow process of recovery from March’s natural disasters.

Emerging market stocks generally trailed developed markets for the 6- and 12-month periods. While emerging economies have made great strides in promoting domestic demand, they still rely heavily on trade with Europe and the U.S., which are both slowing. Among the key developing markets, Chinese stocks suffered from concerns that government policies intended to control inflation would slow the economy too rapidly and result in a so-called hard landing. Similar concerns weighed on Brazil, as did slackening global commodity demand. Markets in India struggled in the face of ongoing inflationary pressures and growing discontent over political corruption.

PERFORMANCE REVIEW

From a sector perspective, energy made the biggest contribution to absolute performance for the six-month period. Our holdings are concentrated in gas pipeline infrastructure, storage, and processing companies, where our top performers were El Paso Corporation, Enbridge, and Spectra Energy. We expect gas demand to stay strong, but the huge supply of shale gas will keep prices low as breakeven prices keep coming down. There is a possibility of gas exports via liquid natural gas, and whether or not this helps domestic gas prices will depend on the number of LNG plants being set up and their ability to get environmental permits. As of now, one LNG plant in western Canada has received approval, and Spectra could be a beneficiary due to its existing infrastructure presence. The bottom line is that development of multiple shale gas and oil fields eventually will create enormous opportunity for gas infrastructure midterm and long term. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Multi-utility stocks were some of our weakest overall performers over the last six months. GDF Suez struggled with the potential for taxation of its Belgian nuclear assets and the risk of regulatory intervention in France. However, this is a well-managed company featuring an attractive dividend yield and a strong, conservative balance sheet with the potential for reinvestment. Germany’s RWE declined sharply after the German government announced a radical transition from nuclear to renewable energy sources, with new gas plants planned to provide reserve capacity. While RWE currently trades cheaply, a rebound will depend largely on the company’s ability to restructure its business and deleverage its balance sheet. Regulated utilities provided some of our biggest absolute contributors, but our significant underweight was a primary driver of the fund’s underperformance versus the UBS benchmark. U.S. electric utilities, in particular, benefited from the risk-averse environment, with many investors using the industry as a proxy for U.S. Treasury securities. Fund holdings FirstEnergy and American Electric Power performed very well, but we didn’t have enough exposure to offset weakness elsewhere. U.S. regulated utilities were the best-performing asset class this year, but they currently appear expensive relative to the broader market. In contrast to the UBS index, which is heavily tilted toward utilities stocks, our strategy aims to strike an equal balance between infrastructure and utilities. Although our broadly diversified investment approach may have weighed on short-term performance in this instance, we are confident that it will benefit shareholders over the long term.

Among industrial stocks, Central Japan Railway and East Japan Railway performed particularly well over the six-month period as business activity and travel in Japan started to recover from the earthquake and tsunami disaster. The environment wasn’t so hospitable elsewhere in the sector. Transportation infrastructure and construction and engineering firms were particularly hard hit as expectations for global economic growth were ratcheted down. European construction company Vinci fell sharply as the eurozone debt crisis sparked fears of reduced public infrastructure spending and economic recession. However, the company’s operating and financial performance remain strong. After strong performance in the first half of the period, Germany’s Fraport, which owns and operates the Frankfurt airport, suffered from a broad sell-off of companies exposed to a weakening European economy. However, we remain overweight in high-quality European infrastructure names like Vinci and Fraport due to their rising free cash flows, sustainable and improving dividends, and the potential for appreciation from merger and acquisition (M&A) activity, which we expect to increase significantly in light of severely depressed valuations.

From a regional perspective, we continue to favor emerging markets, despite their recent underperformance. Although they are currently trading at a discount to developed markets, we expect emerging markets to fetch a premium as investors search for growth in a low-growth world. In China, tighter monetary policies appear to have successfully slowed the surging economy and reined in inflation. Despite the slowdown, economic data are holding up quite well, and the potential for a hard economic landing appears to be receding. Nevertheless, valuations in many areas are still pricing in a worst-case scenario, resulting in good opportunities to buy quality stocks at attractive valuations. For example, we added to our position in China Merchant Holdings International—a port operator selling at valuations last seen during the depths of the 2008 global recession even though Chinese exports continue to grow. We continue to like Chinese gas companies, but we are playing selectively because valuations in the industry remain dear. Our top picks within the sector include China Resources Gas Group and ENN Energy Holdings, positions that we recently trimmed on strength.

Brazilian utilities face several challenges, including reduced demand, regulatory headwinds, and intense competition from new power generation projects that are likely to undercut pricing power. However, wind power appears to be driving new growth, M&A activity is picking up, and 7.5% real returns look very attractive in a global context. Fund holdings in this industry include Energias do Brasil and Cemig, the largest power generator and distributor in Brazil. As the Brazilian economy slows, we expect a renewed focus on infrastructure projects to support economic growth. We currently favor toll road operators such as CCR and construction equipment provider MILLS Infrastructure.

Indian infrastructure and utility companies suffered through a perfect storm earlier in the year when a combination of policy reversals, higher interest rates, project delays, and a slowing economy led to a significant sell-off. As a result, many stocks are trading at substantially depressed valuations even though the asset base has risen and cash flow has increased. While policy delays continue to plague the sector, activity is rising in several areas. The National Highway Authority has awarded several mega-road tenders, which should ultimately benefit toll road operators like IRB Infrastructure Developers. The Indian power sector has struggled with rising coal prices and increasing losses for state electricity boards. Oversold valuations, coupled with a slowdown in capacity addition should improve the pricing power of existing players, such as ADANI Power.

We expect the U.S. economy to grow, but at a sluggish pace. Regulated utilities continue to look expensive, and only a few companies, such as Edison International, PG&E, and PP&L, have some valuation discount. Clean generators like Exelon and Calpine could benefit if new federal environment regulations are approved. We also remain positive on U.S. railroads such as Union Pacific and CSX, which provide good exposure to slowing, but still solid, industrial activity and commodity exports to Asia.

Volatility in European markets should continue until investors see a clear way forward in dealing with the sovereign debt crisis. As a result, we remain defensive, with a focus on stocks that combine good valuations with sustainable dividends. We added a few stocks as valuations were pulled down by the sovereign crisis, such as toll road operator Abertis Infraestructuras. We also focused on companies with diversified exposure to non-European markets, including power transmission and distribution firm ABB, a global market leader in energy management currently trading at the lower end of its historic valuation.

OUTLOOK

We expect continued volatility in the face of ongoing uncertainties in the global economy and markets. In developed markets, investors are experiencing a crisis of confidence as policymakers struggle to find the political will to solve their massive public debt challenges. Although a “growth recession,” characterized by weak economic growth and persistent unemployment, appears more likely in the U.S., parts of Europe may already have lapsed into a “double dip” recession. At the same time, leaders in emerging markets are walking a fine line as they try to contain inflationary pressures while promoting economic growth.

We believe that most emerging economies are at or near the end of the rate-tightening cycle, and we are optimistic that China will avoid a hard economic landing. Although inflation continues to be an issue for India, the central bank recently announced that it is nearing the end of monetary tightening—a clear indication that policymakers are now more concerned with protecting the country’s economic expansion.

While the current environment is challenging, we think the problems are more political than financial. Banks generally are better capitalized, liquidity has improved, and the overall financial system is also on firmer ground than in the recent past. Importantly, downside support is compelling given low valuations and appealing dividend yields, which are higher in many instances than government bond rates and provide an important source of income in uncertain times. In addition, corporate balance sheets are stronger than they have been in some time, which may act as a cushion should hard times prevail for longer than anticipated. Overall, we expect subdued economic growth in developed markets and believe that markets should improve once we achieve some clarity on resolving long-term public debt problems. Despite the slowdown, emerging market economic growth remains robust and should continue to improve as inflation abates. We believe our focus on emerging markets eventually will prove beneficial in a low-growth world.

As we navigate this volatile near-term environment, we will remain focused on finding high-quality, attractively valued stocks that we believe can prosper over the long term as the global economy gradually expands.

Thank you for your continued trust and support.

Respectfully submitted,

Susanta Mazumdar
Portfolio manager and chairman of the fund’s Investment
Advisory Committee

November 21, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Because the fund concentrates its investments in infrastructure-related companies, it will be more susceptible to changes affecting that industry than would a fund that does not concentrate its investments in a particular industry. Infrastructure-related companies can be negatively affected by adverse economic and political developments, as well as changes in regulations, environmental problems, casualty losses, and increases in interest rates.

GLOSSARY

UBS World Infrastructure & Utilities Index: An index designed to track the performance of globally listed infrastructure stocks.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
AUSTRALIA 3.5%		
Common Stocks 3.5%		
AGL Energy	3,266	49
APA Group	28,220	129
Asciano	283,171	447
Origin Energy	46,538	699
Toll Holdings	19,610	98
Transurban Group	15,683	86
Total Australia (Cost $1,478)		1,508
BRAZIL 4.0%		
Common Stocks 2.7%		
CCR	20,100	553
Energias do Brasil	14,200	306
Mills Estruturas e Servics de Engenharia	29,200	292
		1,151
Preferred Stocks 1.3%		
Cemig	33,900	567
		567
Total Brazil (Cost $1,584)		1,718
CANADA 3.2%		
Common Stocks 3.2%		
Canadian Pacific Railway	2,400	148
Enbridge	35,200	1,220
Total Canada (Cost $986)		1,368
CHINA 8.0%		
Common Stocks 8.0%		
Beijing Enterprises (HKD)	102,000	566
China Longyuan Power, H Shares (HKD)	491,600	407

China Merchants Holdings International (HKD)	148,000	460
China Railway Construction, H Shares (HKD)	224,500	134
China Resources Gas Group (HKD)	278,000	404
China Resources Power Holdings (HKD)	282,000	502
ENN Energy Holdings (HKD)	90,000	325
Sichuan Expressway, H Shares (HKD)	642,000	284
Yingde Gases (HKD)	51,000	53
Zhejiang Expressway, H Shares (HKD)	412,000	274
Total China (Cost $3,777)		3,409

FRANCE 7.6%

Common Stocks 7.6%

Alstom	4,183	156
Electricite de France	2,573	77
GDF Suez	36,999	1,042
Suez Environnement	28,942	453
Veolia Environnement	25,814	364
Vinci	23,662	1,161
Total France (Cost $4,401)		3,253

GERMANY 3.0%

Common Stocks 3.0%

E.ON	15,417	373
Fraport	6,737	422
RWE	11,649	497
Total Germany (Cost $1,817)		1,292

HONG KONG 2.5%

Common Stocks 2.5%

Cheung Kong Infrastructure	79,000	422

Terna	101,239	387
Total Italy (Cost $2,333)		1,961
JAPAN 5.7%		
Common Stocks 5.7%		
Central Japan Railway	88	748
East Japan Railway	16,800	1,020
Tokyo Gas	159,000	683
Total Japan (Cost $2,432)		2,451
MALAYSIA 0.6%		
Common Stocks 0.6%		
Malaysia Airports Holdings	133,600	272
Total Malaysia (Cost $206)		272
MEXICO 0.9%		
Common Stocks 0.9%		
Ohl Mexico (1)	249,000	387
Total Mexico (Cost $480)		387
NETHERLANDS 0.8%		
Common Stocks 0.8%		
Koninklijke Vopak	6,865	354
Total Netherlands (Cost $272)		354
PHILIPPINES 1.7%		
Common Stocks 1.7%		
Energy Development	2,677,000	379

Metro Pacific Investments	4,535,000	341
Total Philippines (Cost $663)		720

QATAR 1.0%

Common Stocks 1.0%

Qatar Electricity & Water	10,941	424
Total Qatar (Cost $322)		424

RUSSIA 1.1%

Common Stocks 1.1%

Global Ports Investment, GDR (USD)	4,428	70
Globaltrans Investment, GDR (USD)	24,754	378
Total Russia (Cost $442)		448

SINGAPORE 2.7%

Common Stocks 2.7%

Hutchison Port Holdings Trust, Equity Units (USD)	398,000	263
Mapletree Industrial Trust, Equity Units	483,653	445
SembCorp Industries	140,000	461
Total Singapore (Cost $1,226)		1,169

SOUTH KOREA 0.7%

Common Stocks 0.7%

KEPCO Plant Service & Engineering	11,007	303
Total South Korea (Cost $424)		303

SPAIN 1.9%

Common Stocks 1.9%

Abertis Infraestructuras	36,654	601

Red Electrica	4,724	228
Total Spain (Cost $861)		829

SWITZERLAND 1.0%

Common Stocks 1.0%

ABB	22,777	429
Total Switzerland (Cost $479)		429

UNITED ARAB EMIRATES 0.8%

Common Stocks 0.8%

DP World (USD)	29,645	325
Total United Arab Emirates (Cost $277)		325

UNITED KINGDOM 4.8%

Common Stocks 4.8%

Centrica	206,671	979
International Power	97,017	526
United Utilities	56,590	550
Total United Kingdom (Cost $2,004)		2,055

UNITED STATES 28.8%

Common Stocks 28.8%

AES (1)	56,500	634
American Electric Power	19,000	746
American Tower, Class A (1)	14,100	777
Calpine (1)	38,800	589
CenterPoint Energy	25,000	521
Chesapeake Utilities	1,200	51
Crown Castle International (1)	17,000	703
CSX	8,800	196

El Paso Corporation	27,600	690
Entergy	12,000	830
Exelon	11,400	506
FirstEnergy	15,400	693
McDermott International (1)	13,000	143
MDU Resources Group	18,600	383
NRG Energy (1)	7,300	156
OGE Energy	3,600	186
PG&E	22,700	975
PPL	18,800	552
Republic Services	12,800	364
Sempra Energy	14,700	790
Spectra Energy	21,700	621
Teco Energy	16,600	308
Union Pacific	5,900	588
Williams Companies	10,900	327
Total United States (Cost $10,944)		12,329

SHORT-TERM INVESTMENTS 3.5%

Money Market Funds 3.5%

T. Rowe Price Reserve Investment Fund, 0.10% (2)(3)	1,490,777	1,491
Total Short-Term Investments (Cost $1,491)		1,491
Total Investments in Securities		
98.7% of Net Assets (Cost $43,471)		**$ 42,280**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; securities are denominated in the currency of the country presented unless otherwise noted.

(1) Non-income producing

(2) Seven-day yield

(3) Affiliated Companies

GDR Global Depository Receipts

HKD Hong Kong Dollar

USD U.S. Dollar

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $43,471)	$	42,280
Receivable for investment securities sold		535
Dividends receivable		64
Foreign currency (cost $38)		38
Cash		38
Receivable for shares sold		33
Due from affiliates		9
Other assets		279
Total assets		43,276
Liabilities		
Payable for investment securities purchased		132
Payable for shares redeemed		28
Due to affiliates		24
Investment management fees payable		12
Other liabilities		250
Total liabilities		446
NET ASSETS	$	42,830
Net Assets Consist of:		
Undistributed net investment income	$	827
Accumulated undistributed net realized gain		347
Net unrealized loss		(1,192)
Paid-in capital applicable to 4,187,516 shares of $0.01 par value capital stock outstanding; 4,500,000 shares of the Corporation authorized		42,848
NET ASSETS	$	42,830
NET ASSET VALUE PER SHARE		
Investor Class		
($42,464,663 / 4,151,678 shares outstanding)	$	10.23
Advisor Class		
($365,388 / 35,838 shares outstanding)	$	10.20

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

		Year Ended 10/31/11
Investment Income (Loss)		
Dividend income (net of foreign taxes of $92)		$ 1,449
Expenses		
Investment management		337
Shareholder servicing		
Investor Class		89
Rule 12b-1 fees		
Advisor Class		1
Prospectus and shareholder reports		
Investor Class	$ 19	
Advisor Class	2	21
Custody and accounting		211
Registration		71
Legal and audit		38
Directors		5
Miscellaneous		14
Reductions of fees and expenses		
Investment management fees waived		(212)
Expenses reimbursed by manager		(111)
Total expenses		464
Net investment income		985
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		700
Foreign currency transactions		(41)
Net realized gain		659
Change in net unrealized gain (loss)		
Securities		(3,220)
Other assets and liabilities denominated in foreign currencies		(3)
Change in net unrealized loss		(3,223)
Net realized and unrealized loss		(2,564)
DECREASE IN NET ASSETS FROM OPERATIONS		$ (1,579)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 10/31/11	1/27/10 Through 10/31/10
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 985	$ 338
Net realized gain (loss)	659	(191)
Change in net unrealized gain (loss)	(3,223)	2,031
Increase (decrease) in net assets from operations	(1,579)	2,178
Distributions to shareholders		
Net investment income		
Investor Class	(473)	–
Advisor Class	(2)	–
Decrease in net assets from distributions	(475)	–
Capital share transactions*		
Shares sold		
Investor Class	21,141	28,695
Advisor Class	350	768
Distributions reinvested		
Investor Class	372	–
Advisor Class	2	–
Shares redeemed		
Investor Class	(10,271)	(3,355)
Advisor Class	(6)	(1,017)
Redemption fees received	13	14
Increase in net assets from capital share transactions	11,601	25,105
Net Assets		
Increase during period	9,547	27,283
Beginning of period	33,283	6,000
End of period	**$ 42,830**	**$ 33,283**
Undistributed net investment income	827	323

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Infrastructure Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks to provide long-term growth of capital. Income is a secondary objective. The fund has two classes of shares: the Global Infrastructure Fund original share class, referred to in this report as the Investor Class, offered since January 27, 2010, and the Global Infrastructure Fund–Advisor Class (Advisor Class), offered since January 27, 2010. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on October 31, 2011:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2011, approximately 25% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $23,893,000 and $12,492,000, respectively, for the year ended October 31, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the character of foreign capital gains taxes. For the year ended October 31, 2011, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the year ended October 31, 2011, totaled $475,000 and were characterized as ordinary income for tax purposes. There were no distributions in the period ended October 31, 2010. At October 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended October 31, 2011, the fund utilized $136,000 of capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized in future fiscal years may be carried forward for an unlimited period of time but must be used before capital loss carryforwards with expiration dates. Accordingly, it is possible that a substantial portion of the fund’s current capital loss carryforwards could expire unused.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2011, the fund had no deferred tax liability attributable to foreign securities and $11,000 of foreign capital loss carryforwards, that expire in 2020.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement with T. Rowe Price Singapore Private Ltd., a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund. The fund was previously managed by T. Rowe Price International, Inc. (Price International), which was merged into its parent company, Price Associates, effective at the close of business on December 31, 2010. Thereafter, Price Associates assumed responsibility for all of Price International’s existing investment management contracts, and Price International ceased all further operations. The corporate reorganization was designed to simplify Price Group’s corporate structure related to its international business and was intended to result in no material changes in the nature, quality, level, or cost of services provided to the T. Rowe Price funds.

The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2011, the effective annual group fee rate was 0.30%.

The Investor Class and Advisor Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. For a period of three years after the date of any reimbursement or waiver, each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation.

Pursuant to this agreement, management fees in the amount of $212,000 were waived and expenses in the amount of $111,000 were reimbursed by Price Associates during the year ended October 31, 2011. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $557,000 remain subject to repayment at October 31, 2011.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended October 31, 2011, expenses incurred pursuant to these service agreements were $168,000 for Price Associates; $67,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of October 31, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 560,714 shares of the Investor Class and 14,178 shares of the Advisor Class, aggregating 14% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price Global Infrastructure Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Global Infrastructure Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 16, 2011

Tax Information (Unaudited) for the Tax Year Ended 10/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $127,000 from short-term capital gains,

  $16,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $1,289,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $302,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $1,029,000 and foreign taxes paid of $98,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1991	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Director and Member of the
Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1988

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2006

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)

*Each independent director oversees 130 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[130]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board,
Chief Executive Officer, and Director, T. Rowe Price International;
Chief Executive Officer, Chairman of the Board, Director, and
President, T. Rowe Price Trust Company; Chairman of the Board,
all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[74]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher D. Alderson (1962)	Director and President–International Equity,
President	T. Rowe Price International; Company’s
Representative, Director, and Vice President,
Price Hong Kong; Director and Vice President,
Price Singapore; Vice President, T. Rowe Price
Group, Inc.

Haider Ali (1970)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly Research Analyst,
Credit Suisse Securities (to 2010)

Paulina Amieva (1981)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Oliver Bell, IMC (1969)	Vice President, T. Rowe Price International;
Executive Vice President	formerly Head of Global Emerging Markets
Research, Pictet Asset Management Ltd. (to
2011); Portfolio Manager of Africa and Middle
East portfolios and other emerging markets
strategies, Pictet Asset Management Ltd.
(to 2009)

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Josè Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Ryan Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly intern, T. Rowe Price
(to 2006)

Tak Yiu Cheng, CFA, CPA (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, CLS, BNP
Paribas, and Deutsche Bank (to 2008)

Archibald A. Ciganer, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Richard N. Clattenburg, CFA (1979)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Soros Fund
Management (to 2006)

Jessie Q. Ding (1981)	Employee, T. Rowe Price; formerly Associate,
Vice President	TPG Capital (to 2008); Investment Banking
Analyst, Morgan Stanley (to 2006)

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price Group, Inc.;
Vice President	formerly Equity Research Analyst, MTB
Investment Advisors (to 2006)

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly European
Pharmaceuticals and Biotech Analyst, Bear
Stearns International Ltd. (to 2008)

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Investment
Manager, Baillie Gifford (to 2006)

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Leigh Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Randal Spero Jenneke (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Senior
Portfolio Manager, Australian Equities (to 2010)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Japanese
Financial/Real Estate Sector Analyst/Portfolio
Manager, Citadel Investment Group, Asia
Limited (to 2009); Research Analyst, Japanese
Equities, and Sector Fund Portfolio Manager,
Fidelity Investments Japan Limited (to 2007)

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Ian D. Kelson (1956)	President–International Fixed Income, T. Rowe
Executive Vice President	Price International; Vice President, T. Rowe
Price and T. Rowe Price Group, Inc.

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Research Analyst
and Co-portfolio Manager, Taurus Asset
Management (to 2006) and Onex Public
Markets Group (to 2006)

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International; formerly Analyst,
Pioneer Investments (to 2008)

Susanta Mazumdar (1968)	Vice President, Price Singapore and T. Rowe
Executive Vice President	Price Group, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Eric C. Moffett (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Fayez
Sarofim & Company (to 2007)

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Hwee Jan Ng, CFA (1966)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Sridhar Nishtala (1975)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President, Price Hong Kong,
Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price International

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Analyst,
F&C Asset Management (London) (to 2006)

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Naoto Saito (1980)	Vice President, T. Rowe Price International;
Vice President	formerly Analyst, HBK Capital Management (to
2008); student, Stanford Graduate School of
Business (to 2007)

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Assistant Treasurer and Vice
President, T. Rowe Price Services, Inc.

Francisco Sersale (1980)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jeneiv Shah, CFA (1980)	Employee, T. Rowe Price; formerly Analyst,
Vice President	Mirae Asset Global Investments (to 2010)

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Eunbin Song, CFA (1980)	Employee, T. Rowe Price; formerly Equity
Vice President	Research Analyst, Samsung Securities (to
2008); student, Columbia Business School

Jonty Starbuck, Ph.D. (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Miki Takeyama (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly student,
London Business School (to 2008); Associate-
Senior Systems Analyst, Goldman Sachs
International (London) (to 2006)

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Deputy
Director, Space Industry Office, Manufacturing
Industries Bureau (to 2006)

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Clive M. Williams (1966)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price Group, Inc., and
T. Rowe Price International

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly student,
Columbia Business School (to 2007)

Ernest C. Yeung, CFA (1979)	Vice President, Price Hong Kong and
Vice President	T. Rowe Price Group, Inc.

Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and
Vice President	T. Rowe Price Group, Inc.; formerly Analyst,
Credit Suisse First Boston (to 2006)

Christopher Yip, CFA (1975)	Vice President, Price Hong Kong and
Vice President	T. Rowe Price Group, Inc.

Wenli Zheng (1979)	Vice President, Price Hong Kong and
Vice President	T. Rowe Price Group, Inc.; formerly student,
University of Chicago Graduate School of
Business (to 2008); Strategy Consultant,
Capgemini (to 2006)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,632,000 and $1,429,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 16, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 16, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	December 16, 2011